FUNDX CONSERVATIVE UPGRADER FUND

SCHEDULE OF INVESTMENTS AT DECEMBER 31, 2022 (UNAUDITED)

Shares			Value
		Investment Companies: 98.5%
		Bond Funds:
98,039		Carillon Reams Unconstrained Bond Fund - Class I	$1,158,824
25,500		iShares iBoxx High Yield Corporate Bond ETF	1,877,565
45,500		iShares Short Treasury Bond ETF	5,001,360
20,500		Janus Henderson AAA CLO ETF	1,009,830
32,000		JPMorgan Ultra-Short Income ETF	1,604,160
181,125		Osterweis Strategic Income Fund - Institutional Class	1,871,020
10,200		PIMCO Enhanced Short Maturity Active ETF	1,006,230
		Total Bond Funds 19.6%	13,528,989
		Core Funds:
45,500		First Trust Dorsey Wright Focus 5 ETF	2,118,025
45,000		First Trust Morningstar Dividend Leaders Index Fund	1,645,200
35,900		Invesco S&P 500 Low Volatility ETF	2,294,010
29,900		Invesco S&P 500 Pure Value ETF	2,331,602
20,700		iShares Core High Dividend ETF	2,157,768
18,900		iShares Select Dividend ETF	2,279,340
16,700		SPDR S&P Dividend ETF	2,089,337
23,000		Vanguard High Dividend Yield ETF	2,488,830
25,000		WisdomTree U.S. High Dividend Fund	2,151,500
33,000		WisdomTree U.S. LargeCap Dividend Fund	2,044,350
		Total Core Funds 31.3%	21,599,962
		Total Return Funds:
55,200		Core Alternative ETF	1,743,216
445,545		Gabelli ABC Fund - Advisor Class	4,446,535
94,035		Permanent Portfolio - Class I	4,365,097
493,963		PIMCO RAE Fundamental Advantage PLUS Fund - Institutional Class	4,529,638
355,987		PIMCO TRENDS Managed Futures Strategy Fund - Institutional Class	3,994,175
425,331		Putnam Multi-Asset Absolute Return Fund - Class Y	3,870,510
223,953		The Merger Fund - Institutional Class	3,740,018
500,419		Vanguard Market Neutral Fund - Investor Class	6,200,189
		Total Total Return Funds 47.6%	32,889,378
		Total Investment Companies
		(Cost $68,391,007)	68,018,329
		Short-Term Investments: 1.7%
1,189,216		Fidelity Investments Money Market Government Portfolio - Institutional Class, 4.06%#	1,189,216
		Total Short-Term Investments
		(Cost $1,189,216)	1,189,216
		Total Investments: 100.2%
		(Cost $69,580,223)	69,207,545
		Liabilities in Excess of Other Assets: (0.2)%	(112,697)
		Net Assets: 100.0%	$69,094,848

	#	Annualized seven-day yield as of December 31, 2022.

Summary of Fair Value Disclosure
December 31, 2022 (Unaudited)

Investments of the FundX Conservative Fund (the "Fund") in open-end mutual funds are valued at their respective net asset values on the valuation date. Security valuations for the Fund’s investments in investment companies are furnished by an independent pricing service that has been approved by the Fund’s Board of Trustees. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Short-term securities that have maturities of less than 60 days, at time of purchase, are valued at amortized cost, which when combined with accrued interest, approximates market value.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith or under the direction of the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2022, the Fund held one fair valued securities.

The Fund may utilize various methods to measure the fair value of some of its investments. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2022:

FundX Conservative Upgrader Fund	Level 1	Level 2	Level 3	Total
Investment Companies	$63,571,794	$4,446,535	$-	$68,018,329
Short-Term Investments	1,189,216	-	-	1,189,216
Total Investments in Securities	$64,761,010	$4,446,535	$-	$69,207,545